--------------------------------------------------------------------------------
                                  ANNUAL REPORT

                                [GRAPHIC OMITTED]

                                Special Equities
                                      Fund

                                OCTOBER 31, 1997

                           [LOGO] JOHN HANCOCK FUNDS
                       A Global Investment Management Firm

                 -----------------------------------------------

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                              DENNIS S. ARONOWITZ*
                            RICHARD P. CHAPMAN, JR.*
                              WILLIAM J. COSGROVE*
                               DOUGLAS M. COSTLE*
                               MICHAEL P. DICARLO
                                LELAND O. ERDAHL*
                               RICHARD A. FARRELL*
                                 GAIL D. FOSLER*
                               WILLIAM F. GLAVIN*
                                 ANNE C. HODSDON
                               DR. JOHN A. MOORE*
                             PATTI MCGILL PETERSON*
                                 JOHN W. PRATT*
                               RICHARD S. SCIPIONE
                               EDWARD J. SPELLMAN*
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                                    President
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                  Second Vice President and Compliance Officer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                        BOSTON, MASSACHUSETTS 02116-5072

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                                ERNST & YOUNG LLP
                              200 CLARENDON STREET
                        BOSTON, MASSACHUSETTS 02116-5072

                 -----------------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

The stock market in 1997 has been anything but dull. Investors have been treated to record-breaking performance by the Dow Jones Industrial Average, but with record-breaking volatility. After two years of strong advances amid relatively little volatility, the market's recent sharp drops and enormous rebounds have caused a fair share of investor concern.

      The latest round came in October and was largely due to uncertainty in foreign markets. Southeast Asia sneezed and the rest of the world caught a cold. On October 27, the Dow experienced its largest one-day point decline, dropping 554 points. In percentage terms, however, that roughly 7% decline didn't even register on the list of 10 largest drops. The next day, the market bounced right back, as the Dow had a record one-day vault of 337 points. In short order, the U.S. market had stabilized, yet many markets remained edgy as investors sorted out the Asian turmoil and its implications on economic growth, interest rates and corporate earnings.

--------------------------------------------------------------------------------
A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to first paragraph.
--------------------------------------------------------------------------------

      In the face of such uncertainty, a trusted investment professional can be your best ally. Now, more than ever, your investment professional can help you take the emotion out of investment decisions. At a time when your instincts might have you react to the heat of the market's moment, your investment professional can serve as an objective voice to put current events in a longer-term perspective. He or she can also help you evaluate your investments in any market environment to ensure that they fit your risk tolerance and time horizons. On an ongoing basis, your investment professional is there for you to check out new investment ideas or to get an informed opinion about current economic and market conditions.

      We encourage you to take advantage of this important resource. Working together, you can draw up a detailed road map to help reach your financial destination regardless of the conditions along the way.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                    BY MICHAEL P. DICARLO, PORTFOLIO MANAGER

                                  John Hancock
                              Special Equities Fund

                    Small-company stocks vault ahead of their
                       larger brethren in a major comeback

Small-company stocks staged a spectacular rebound in the second half of the Fund's fiscal year, moving from market laggards in the first half to leaders by the end of October. When the Fund's fiscal year began last November, the market spotlight was on the large, blue-chip names that drew investors away from the small-cap world with their combination of healthy, growing and predictable earnings. But after dominating the market for a good year, the larger names paused in the spring amid fears that their valuation levels were too lofty, given the prospect of slowing earnings. What's more, the strong dollar was starting to have an impact on large, multinational companies whose overseas earnings were being bruised in the conversion back to U.S. dollars. As a result, investors finally turned their attention back to small stocks, whose valuations were compelling after being out of favor for so long.

      The shift in leadership was a stark one, coming at the exact midpoint of the Fund's fiscal year. In the first six months, the Dow Jones Industrial Average rose by more than 17%, while the Russell 2000 Index, a broad measure of small-company stock performance, advanced less than 2%. In the second six months between April 30 and October 31, however, the tables turned. The Dow rose 7% while the Russell 2000 returned 27%, placing the Russell 2000 Index ahead of the Dow for 12-month performance ending October 31, 1997. Small-caps' rise was almost straight up until late October, when they were stricken with the same "Asian flu" that sent all major U.S. indexes and markets worldwide crashing briefly in the last week of October.

"...investors finally turned their attention back to small stocks..."

--------------------------------------------------------------------------------
A 2" x 3" photo of Michael DiCarlo at bottom right. Caption reads: "Michael DiCarlo, Portfolio Manager."
--------------------------------------------------------------------------------

================================================================================

                   John Hancock Funds - Special Equities Fund


--------------------------------------------------------------------------------
Chart with heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) America Online 6.2% 2) EVI 5.7% 3) Elan 5.4%
4) Chancellor Media 4.3% 5) Outdoor Systems 4.1%. A footnote below reads "As a percentage of net assets on October 31, 1997."
--------------------------------------------------------------------------------

Performance review

The Fund's performance mirrored the small-cap turnaround, with second half results falling right in line with its peer group. But the Fund's strong rebound was not enough to overcome its lag in the first half. As we discussed in the semiannual report, the Fund has a unique set of investment criteria -- companies with at least 25% top and bottom line growth, the ability to self-finance, a leadership position in their industry and management focused on shareholder value. This narrows our universe to the fastest-growing small companies, exactly the group that was hardest hit in the first half of the period, most notably in the technology sector that we favor. It was what held us back against the funds in our peer group, many of which have lower growth targets for their stocks. Even though the result was a more modest 12-month performance, which we regret, it doesn't deter us from our strategy. We intend to stick with an investment discipline that we know works, and we believe that in the "up" cycles, we will continue to more than make up for our periods of underperformance. It's the best argument we know for keeping a longer-term perspective when investing in the more volatile small-stock world. For the year ended October 31, 1997, John Hancock Special Equities Fund Class A, Class B and Class C shares posted total returns of 7.30%, 6.51% and 7.83%, respectively, at net asset value. That compared to the 26.45% return of the average small-company growth fund, according to Lipper Analytical Services, Inc.1 Please see pages six and seven for longer-term performance information.

Second half: weeding the portfolio

We did very little to the portfolio in the first half of the year, when the market was unwilling to recognize the value of most small stocks. But as the rally picked up steam, so did our activity. We sold more than 30 stocks over the last six months that we felt represented "opportunity costs" to the Fund, since they weren't responding to the small-cap turnaround. Among the group was a long-standing top holding, Cascade Communications, whose stock failed to make headway even after a takeover by Ascend Communications. Another disappointment that we sold was retailer and perennial holding Tommy Hilfiger, whose stock fell 24% during the year not because of any fundamental change, but rather because the market believes the Tommy engine has run for so long that it has to run out of steam soon. We've done well with this stock in the past, but felt there were better opportunities elsewhere now.

      One new addition was Medallion Financial, which owns most of the taxi-top advertising in New York City and is growing that business in other major cities. More importantly, the

"We sold more than 30 stocks over the last six months that we felt represented 'opportunity costs'..."

--------------------------------------------------------------------------------
Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is "Recent performance ... and what's behind the numbers. The first listing is Chancellor Media followed by an up arrow and the phrase "Successful merger." The second listing is CUC followed by an up arrow and the phrase "Stock rebounds after announced business alliance." The third listing is Tommy Hilfiger followed by a down arrow and the phrase "Negative investor sentiment. " Footnote below reads:
"See "Schedule of Investments." Investment holdings are subject to change."
--------------------------------------------------------------------------------

================================================================================

                   John Hancock Funds - Special Equities Fund

--------------------------------------------------------------------------------
Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended October 31, 1997." The chart is scaled in increments of 10% from bottom to top, with 30% at the top and 0% at the bottom. Within the chart there are four solid bars. The first represents the 7.30% total return for the John Hancock Special Equities Fund: Class A. The second represents the 6.51% total return for John Hancock Special Equities Fund:
Class B. The third represents the 7.83% total return for John Hancock Special Equities Fund: Class C. The fourth represents the 26.45% total return for the average small-company growth fund. A footnote below reads: "Total returns for John Hancock Special Equities Fund are at net asset value with all distributions reinvested. The average small-company growth fund is tracked by Lipper Analytical Services. (1) See the following two pages for historical performance information."
--------------------------------------------------------------------------------

Total returns for John Hancock Special Equities Fund are at net asset value with all distributions reinvested. The average small-company growth fund is tracked by Lipper Analytical Services, Inc.(1) See the following two pages for historical performance information.

company is in the specialty finance business, providing financing for taxicab medallions, which are generally required to operate taxis. Given the limited supply and intense demand, the company has never experienced a default, regardless of the economic environment. Another we like is document storage company Pierce Leahy, which, along with another Fund holding Iron Mountain, is becoming a dominant player in this consolidating industry. In 1998, Pierce Leahy is expected to grow earnings at 200%.

Performers: old favorites, top holdings

Our top holding and long-standing favorite, America Online (AOL), had a stellar year, with its stock rising by 183%. AOL has become the on-line engine for the mass market, the McDonald's of the on-line industry, as reflected by its continuing subscriber growth. Earnings are expected to double in 1998, as AOL continues to surprise the market by creating strategic alliances with companies that want to use its service to sell their products. In the energy sector, the stock of EVI (formerly Energy Ventures), an oil field equipment manufacturer and supplier and number two Fund holding, has risen almost 200% in the year as the company continues to benefit from good acquisitions and strong demand. Finally, Chancellor Media Corp.'s stock rose by more than 100% during the year, following a merger with Evergreen Media.

Outlook

In our view, there's a triple crown environment for small-company stocks now. First, interest rates are low and possibly going lower, which is the most important element for small-company success. Second, liquidity has returned to the small-cap universe, as investors look for faster growth, given the forecasted earnings slowdowns among the larger names. Turmoil in Asia could also further impact the fortunes of the larger multinational companies. Finally, even with their recent advances, small-cap stock valuations remain at rock bottom levels. Consider that the average company in the portfolio is predicting 1998 earnings growth of 48%, while the average price-earnings multiple (a measure of how much you're paying for earnings power) is currently 24 times earnings, or half the average growth rate. In our 10 years of managing this Fund, we have rarely been able to buy stocks for just half their growth rate. That means there's opportunity to pick up great companies at attractive prices for the longer term, as well as room for further gains.

"...there's a triple crown environment for small-company stocks now."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

(1) Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                   John Hancock Funds - Special Equities Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Special Equities Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Prior to January 1992, different sales charges were in effect for Class A shares and are not reflected in the performance information. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------

For the period ended September 30, 1997

                               ONE       FIVE        TEN
                               YEAR      YEARS      YEARS
                               ----      -----      -----
Cumulative Total Returns      (1.92%)    164.93%   357.67%
Average Annual Total Returns  (1.92%)     21.51%    16.43%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------

For the period ended September 30, 1997

                                                   SINCE
                                   ONE           INCEPTION
                                   YEAR           (3/1/93)
                                   ----           --------
Cumulative Total Returns          (2.53%)          118.41%
Average Annual Total Returns      (2.53%)           18.58%

--------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------

For the period ended September 30, 1997

                                                   SINCE
                                   ONE           INCEPTION
                                   YEAR           (9/1/93)
                                   ----           --------
Cumulative Total Returns           3.71%           91.15%
Average Annual Total Returns       3.71%           17.21%

================================================================================

                   John Hancock Funds - Special Equities Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Special Equities Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index and the Russell 2000 Index. The Standard & Poor's 500 Stock Index is an unmanaged index of 500 widely traded common stocks commonly used to measure stock market performance. The Russell 2000 Index is an unmanaged, small-cap index that is comprised of 2,000 U.S. stocks. In addition, the Fund is compared to the Russell 2000 Growth Index -- an unmanaged index containing Russell 2000 Index stocks with a greater-than-average growth orientation. For future reports, the Adviser has chosen to remove the Standard & Poor's 500 Stock Index, but will continue to compare the Fund's performance to the broad-based Russell 2000 Index as well as the Russell 2000 Growth Index, which more closely represents the investment strategy of the Fund.

--------------------------------------------------------------------------------
Line chart with the heading Special Equities Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are five lines. The first line represents the value of the Special Equities Fund, before sales charge, and is equal to $67,683 as of October 31, 1997. The second line represents the value of the hypothetical $10,000 investment made in the Special Equities Fund , after sales charge, on October 31, 1987, and is equal to $64,299 as of October 31, 1997. The third line represents the Standard & Poor's 500 Stock Index and is equal to $48,661 as of October 31, 1997. The fourth line represents the Russell 2000 Index and is equal to $43,755 as of October 31, 1997. The fifth line represents the Russell 2000 Growth Index and is equal to $37,395 as of October 31, 1997.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Line chart with the heading Special Equities Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are five lines. The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $23,115 as of October 31, 1997. The second line represents the value of the Special Equities Fund, before sales charge, and is equal to $21,170 as of October 31, 1997. The third line represents the value of the hypothetical $10,000 investment made in the Special Equities Fund, after sales charge, on March 1, 1993 and is equal to $20,970 as of October 31, 1997. The fourth line represents the Russell 2000 Index and is equal to $20, 931 as of October 31, 1997. The fifth line represents the Russell 2000 Growth Index and is equal to $17,426 as of October 31, 1997.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Line chart with the heading Special Equities Fund: Class C, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $21,795 as of October 31, 1997. The second line represents the value of the Russell 2000 Growth Index and is equal to $19,462 as of October 31, 1997. The third line represents the value of the Russell 2000 Index and is equal to $18,758 as of October 31, 1997. The fourth line represents the value of the hypothetical $10,000 investment made in the Special Equities Fund, before sales charge, on September 1, 1993 and is equal to $18,383 as of October 31, 1997.
--------------------------------------------------------------------------------

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Special Equities Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
October 31, 1997
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
   Common stocks
     Unaffiliated Issuers (cost - $1,157,868,275) ..........     $1,756,997,826
     Affiliated Issuers - Note D (cost - $43,074,376) ......         74,812,000
   Joint repurchase agreement (cost - $56,551,000) .........         56,551,000
   Corporate savings account ...............................              1,651
                                                                  -------------
                                                                  1,888,362,477

  Receivable for investments sold ..........................          7,145,654
  Receivable for shares sold ...............................          1,664,809
  Dividends receivable .....................................             84,000
  Interest receivable ......................................              9,497
  Other assets .............................................             35,000
                                                                  -------------
                    Total Assets ...........................      1,897,301,437
                    -----------------------------------------------------------

Liabilities:
  Payable for investments purchased ........................         30,493,348
  Payable for shares repurchased ...........................          1,303,557
  Payable to John Hancock Advisers, Inc.
   and affiliates - Note B .................................          2,044,477
  Accounts payable and accrued expenses ....................            164,381
                                                                  -------------
                    Total Liabilities ......................         34,005,763
                    -----------------------------------------------------------

Net Assets:
  Capital paid-in ..........................................      1,244,689,380
  Accumulated net realized loss on investments .............        (12,225,234)
  Net unrealized appreciation of investments ...............        630,872,689
  Accumulated net investment loss ..........................            (41,161)
                                                                  -------------
                    Net Assets .............................     $1,863,295,674
                    ===========================================================

Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial interest outstanding - unlimited number of shares authorized with no par value)

  Class A - $807,370,512 / 30,670,272 ......................             $26.32
  =============================================================================
  Class B - $951,448,727 / 37,285,894 ......................             $25.52
  =============================================================================
  Class C - $104,476,435 / 3,890,206 .......................             $26.86
  =============================================================================
Maximum Offering Price Per Share*
  Class A - ($26.32 x 105.26%) .............................             $27.71
  =============================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended October 31, 1997
--------------------------------------------------------------------------------

Investment Income:
  Interest ..................................................        $4,054,067
  Dividends .................................................           589,491
                                                                  -------------
                                                                      4,643,558
                                                                  -------------

  Expenses:
   Investment management fee - Note B .......................        15,145,304
   Distribution and services fee - Note B
     Class A ................................................         2,590,432
     Class B ................................................         9,308,693
   Transfer agent fee - Note B ..............................         5,302,584
   Custodian fee ............................................           350,145
   Financial services fee - Note B ..........................           345,059
   Trustees' fees ...........................................           146,857
   Registration and filing fees .............................           131,003
   Printing .................................................            83,565
   Miscellaneous ............................................            77,439
   Auditing fee .............................................            43,000
   Legal fees ...............................................            20,627
                                                                  -------------
                    Total Expenses ..........................        33,544,708
                    -----------------------------------------------------------
                    Net Investment Loss .....................       (28,901,150)
                    -----------------------------------------------------------

Realized and Unrealized Gain on Investments:
  Net realized gain on investments sold (including
   $62,267,318 gain and $24,436,298 loss on sales
   of investments of affiliated issuers)  ...................        14,736,245
  Change in net unrealized appreciation/depreciation
   of investments ...........................................       150,858,729
                                                                  -------------
                    Net Realized and Unrealized
                    Gain on Investments .....................       165,594,974
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ...............      $136,693,824
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Special Equities Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                      YEAR ENDED OCTOBER 31,
                                                                                --------------------------------
                                                                                      1996              1997
                                                                                --------------    --------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment loss ....................................................       ($19,766,007)     ($28,901,150)
   Net realized gain (loss) on investments sold ...........................        (26,961,479)       14,736,245
   Change in net unrealized appreciation/depreciation of investments.......        172,240,308       150,858,729
                                                                                --------------    --------------
     Net Increase in Net Assets Resulting from Operations .................        125,512,822       136,693,824
                                                                                --------------    --------------
Distributions to Shareholders:
   Distributions from net realized gain on investments sold
     Class A - ($0.4639 and none per share, respectively) .................        (12,437,928)               --
     Class B - ($0.4639 and none per share, respectively) .................        (10,571,390)               --
     Class C - ($0.4639 and none per share, respectively) .................           (460,613)               --
                                                                                --------------    --------------
     Total Distributions to Shareholders ..................................        (23,469,931)               --
                                                                                --------------    --------------
From Fund Share Transactions - Net:* ......................................        869,850,284      (269,581,490)
                                                                                --------------    --------------
Net Assets:
   Beginning of period ....................................................      1,024,290,165     1,996,183,340
                                                                                --------------    --------------
   End of period (including accumulated net investment loss
     of $27,561 and $41,161, respectively) ................................     $1,996,183,340    $1,863,295,674
                                                                                ==============    ==============

*Analysis of Fund Share Transactions:

                                                                       YEAR ENDED OCTOBER 31,
                                                    -----------------------------------------------------------------
                                                       SHARES           AMOUNT            SHARES           AMOUNT
                                                    ------------    --------------     ------------    --------------
CLASS A
   Shares sold .................................     110,082,015    $2,718,486,461      159,331,596    $3,736,259,803
   Shares issued to shareholders in reinvestment
   of distributions ............................         501,217        11,643,438               --                --
                                                    ------------    --------------     ------------    --------------
                                                     110,583,232     2,730,129,899      159,331,596     3,736,259,803
   Less shares repurchased .....................     (96,032,453)   (2,383,787,239)    (168,292,664)   (3,969,808,409)
                                                    ------------    --------------     ------------    --------------
   Net increase (decrease) .....................      14,550,779      $346,342,660       (8,961,068)    ($233,548,606)
                                                    ============    ==============     ============    ==============
CLASS B
   Shares sold .................................      38,613,360      $943,635,698       26,806,305      $621,229,331
   Shares issued to shareholders in reinvestment
   of distributions ............................         390,193         8,908,829               --                --
                                                    ------------    --------------     ------------    --------------
                                                      39,003,553       952,544,527       26,806,305       621,229,331
   Less shares repurchased .....................     (19,953,916)     (482,735,858)     (29,432,594)     (686,306,670)
                                                    ------------    --------------     ------------    --------------
   Net increase (decrease) .....................      19,049,637      $469,808,669       (2,626,289)     ($65,077,339)
                                                    ============    ==============     ============    ==============
CLASS C
   Shares sold .................................       2,184,875       $55,912,531        1,863,540       $45,155,315
   Shares issued to shareholders in reinvestment
   of distributions ............................          19,658           461,946               --                --
                                                    ------------    --------------     ------------    --------------
                                                       2,204,533        56,374,477        1,863,540        45,155,315
   Less shares repurchased .....................        (106,800)       (2,675,522)        (682,739)      (16,110,860)
                                                    ------------    --------------     ------------    --------------
   Net increase ................................       2,097,733       $53,698,955        1,180,801       $29,044,455
                                                    ============    ==============     ============    ==============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Special Equities Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED OCTOBER 31,
                                                                 ------------------------------------------------------------------
                                                                   1993            1994        1995        1996         1997
                                                                 --------        --------    --------    --------     --------
CLASS A
Per Share Operating Performance
   Net Asset Value, Beginning of Period .....................      $10.99          $16.13      $16.11      $22.15       $24.53
                                                                 --------        --------    --------    --------     --------
   Net Investment Loss(1) ...................................       (0.20)          (0.21)      (0.18)      (0.22)       (0.29)
   Net Realized and Unrealized Gain on Investments ..........        5.43            0.19        6.22        3.06         2.08
                                                                 --------        --------    --------    --------     --------
     Total from Investment Operations .......................        5.23           (0.02)       6.04        2.84         1.79
                                                                 --------        --------    --------    --------     --------
   Less Distributions:
   Distributions from Net Realized Gain on Investments Sold .       (0.09)             --          --       (0.46)          --
                                                                 --------        --------    --------    --------     --------
   Net Asset Value, End of Period ...........................      $16.13          $16.11      $22.15      $24.53       $26.32
                                                                 ========        ========    ========    ========     ========
   Total Investment Return at Net Asset Value(2) ............       47.83%          (0.12%)     37.49%      12.96%        7.30%

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) .................    $296,793        $310,625    $555,655    $972,312     $807,371
   Ratio of Expenses to Average Net Assets ..................        1.84%           1.62%       1.48%       1.42%        1.43%
   Ratio of Net Investment Loss to Average Net Assets .......       (1.49%)         (1.40%)     (0.97%)     (0.89%)      (1.18%)
   Portfolio Turnover Rate ..................................          33%             66%         82%         59%          41%
   Average Broker Commission Rate(3) ........................         N/A             N/A         N/A     $0.0677      $0.0649

CLASS B(4)
Per Share Operating Performance
   Net Asset Value, Beginning of Period .....................      $12.30          $16.08      $15.97      $21.81       $23.96
                                                                 --------        --------    --------    --------     --------
   Net Investment Loss(1) ...................................       (0.18)          (0.30)      (0.31)      (0.40)       (0.46)
   Net Realized and Unrealized Gain on Investments ..........        3.96            0.19        6.15        3.01         2.02
                                                                 --------        --------    --------    --------     --------
     Total from Investment Operations .......................        3.78           (0.11)       5.84        2.61         1.56
                                                                 --------        --------    --------    --------     --------
   Less Distributions:
   Distributions from Net Realized Gain on Investments Sold .          --              --          --       (0.46)          --
                                                                 --------        --------    --------    --------     --------
   Net Asset Value, End of Period ...........................      $16.08          $15.97      $21.81      $23.96       $25.52
                                                                 ========        ========    ========    ========     ========
   Total Investment Return at Net Asset Value(2) ............       30.73%(6)       (0.68%)     36.57%      12.09%        6.51%

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) .................    $158,281        $191,979    $454,934    $956,374     $951,449
   Ratio of Expenses to Average Net Assets ..................        2.34%(7)        2.25%       2.20%       2.16%        2.19%
   Ratio of Net Investment Loss to Average Net Assets .......       (2.03%)(7)      (2.02%)     (1.69%)     (1.65%)      (1.95%)
   Portfolio Turnover Rate ..................................          33%             66%         82%         59%          41%
   Average Broker Commission Rate(3) ........................         N/A             N/A         N/A     $0.0677      $0.0649

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Special Equities Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                  YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------------
                                                                 1993          1994         1995         1996         1997
                                                              --------      --------     --------     --------      --------
CLASS C(5)
Per Share Operating Performance
   Net Asset Value, Beginning of Period ...................     $14.90        $16.14       $16.20       $22.40        $24.91
                                                              --------      --------     --------     --------      --------
   Net Investment Loss(1) .................................      (0.03)        (0.13)       (0.09)       (0.14)        (0.18)
   Net Realized and Unrealized Gain on Investments ........       1.27          0.19         6.29         3.11          2.13
                                                              --------      --------     --------     --------      --------
     Total from Investment Operations .....................       1.24          0.06         6.20         2.97          1.95
                                                              --------      --------     --------     --------      --------
   Less Distributions:
   Distributions from Net Realized Gain on Investments Sold         --            --           --        (0.46)           --
                                                              --------      --------     --------     --------      --------
   Net Asset Value, End of Period .........................     $16.14        $16.20       $22.40       $24.91        $26.86
                                                              ========      ========     ========     ========      ========
   Total Investment Return at Net Asset Value(2) ..........       8.32%(6)      0.37%       38.27%       13.40%         7.83%

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ...............     $2,838        $7,123      $13,701      $67,498      $104,476
   Ratio of Expenses to Average Net Assets ................       1.45%(7)      1.11%        1.01%        1.03%         0.97%
   Ratio of Net Investment Loss to Average Net Assets .....      (1.35%)(7)    (0.89%)      (0.50%)      (0.54%)       (0.73%)
   Portfolio Turnover Rate ................................         33%           66%          82%          59%           41%
   Average Broker Commission Rate(3) ......................        N/A           N/A          N/A      $0.0677       $0.0649

(1)   Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charge.
(3) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(4)   Class B shares commenced operations on March 1, 1993.
(5)   Class C shares commenced operations on September 1, 1993.
(6)   Not annualized.
(7)   Annualized.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Special Equities Fund

Schedule of Investments
October 31, 1997
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Special Equities Fund on October 31, 1997. It's divided into two main categories: common stocks and short-term investments. The stocks are further broken down by industry groups. Short-term investments, which represents the Fund's "cash" position are listed last.

                                                                       MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES      VALUE
-------------------                               ----------------      -----

COMMON STOCKS

Advertising (6.87%)
  CKS Group, Inc.* ................................      500,000     $18,125,000
  Outdoor Systems, Inc.* ..........................    2,475,000      76,106,250
  Universal Outdoor Holdings, Inc.* ...............      801,500      33,863,375
                                                                    ------------
                                                                     128,094,625
                                                                    ------------

Aerospace (0.96%)
  AAR Corp. .......................................      500,000      17,906,250
                                                                    ------------

Broker Services (0.83%)
  Hambrecht & Quist Group* ........................      490,000      15,435,000
                                                                    ------------

Business Services - Misc (6.71%)
  CBT Group PLC, American Depositary
    Receipts (ADR) (Ireland)* .....................      790,000      60,632,500
  FPA Medical Management, Inc.* ...................      750,000      18,093,750
  Iron Mountain, Inc.* ............................      500,000      19,218,750
  Mac-Gray Corp.* .................................       14,400         212,400
  Pierce Leahy Corp. ..............................      527,800      14,778,400
  U.S. Rentals, Inc.*  ............................      500,000      12,187,500
                                                                    ------------
                                                                     125,123,300
                                                                    ------------

Computers (19.81%)
  Adaptec, Inc.* ..................................    1,500,000      72,656,250
  America Online, Inc.* ...........................    1,500,000     115,500,000
  Avant! Corp. * ..................................      600,000      15,750,000
  Electronics for Imaging, Inc.* ..................    1,500,000      70,125,000
  Harbinger Corp.* ................................      750,000      22,312,500
  IMNET Systems, Inc. .............................      500,000       9,125,000
  Overland Data, Inc.* ............................      450,000       2,981,250
  Wang Laboratories, Inc.* ........................    1,500,000      34,687,500
  Wind River Systems*  ............................      675,000      25,903,125
                                                                    ------------
                                                                     369,040,625
                                                                    ------------

Electronics (10.12%)
  DSP Communications, Inc.* .......................    2,302,000     $42,587,000
  EXCEL Communications, Inc.* .....................      455,700      10,765,912
  Firearms Training Systems, Inc.* ................      900,000       5,850,000
  International Manufacturing
    Services, Inc.* ...............................      286,900       3,120,038
  Linear Technology Corp. .........................      400,000      25,150,000
  Metromedia Fiber Network, Inc. (Class A)* .......       70,600       1,694,400
  Pericom Semiconductor Corp* .....................       88,300         805,737
  Silicon Valley Group, Inc.* .....................    1,000,000      28,750,000
  Uniphase Corp.* .................................      652,500      43,799,062
  Vitesse Semiconductor Corp.* ....................      600,000      26,025,000
                                                                    ------------
                                                                     188,547,149
                                                                    ------------

Finance (1.83%)
  Medallion Financial Corp. .......................      565,300      11,871,300
  Pre-Paid Legal Services, Inc.* ..................      733,800      22,197,450
                                                                    ------------
                                                                      34,068,750
                                                                    ------------

Food (0.04%)
  American Italian Pasta Co. (Class A)* ...........       31,500         661,500
                                                                    ------------

Leisure (2.28%)
  Family Golf Centers, Inc.* ......................      500,900      13,399,075
  N2K Inc.* .......................................       13,700         360,481
  Premier Parks, Inc.* ............................      616,700      24,668,000
  Silverleaf Resorts, Inc.* .......................      156,100       3,395,175
  Trendwest Resorts Inc. * ........................       32,500         743,438
                                                                    ------------
                                                                      42,566,169
                                                                    ------------

Machinery (0.05%)
  Innovative Valve Technologies, Inc.* ............       53,200         931,000
                                                                    ------------

Media (5.38%)
  Chancellor Media Corp.* .........................    1,444,640      79,274,620
  Jacor Communications, Inc.* .....................      500,000      20,937,500
                                                                    ------------
                                                                     100,212,120
                                                                    ------------

Medical (23.11%)
  AmeriPath, Inc.* ................................       41,400         683,100
  Andrx Corp.* ....................................      500,000      19,250,000
  CareMatrix Corp.* ...............................      500,000      13,625,000
  Dura Pharmaceuticals, Inc.* .....................    1,500,000      72,562,500
  Elan Corp., PLC  (ADR) (Ireland)* ...............    2,000,000      99,750,000
  Gulf South Medical Supply, Inc.* ................      650,000      21,450,000
  Hologic, Inc.* ..................................      600,000      15,375,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Special Equities Fund

                                                                        MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES       VALUE
-------------------                               ----------------       -----

Medical (continued)
  i-STAT Corp.* ................................      570,000        $11,471,250
  Jones Medical Industries, Inc. ...............    1,000,000         30,125,000
  Medicis Pharmaceutical Corp. (Class A) * .....      650,000         31,281,250
  Mentor Corp. .................................    1,000,000         36,437,500
  NovaCare, Inc.* ..............................    1,000,000         13,062,500
  PhyMatrix Corp.* .............................    1,150,000         16,962,500
  Universal Health Services, Inc. (Class B)* ...      972,400         42,846,375
  Wesley Jessen VisionCare, Inc.* ..............      195,100          5,706,675
                                                                    ------------
                                                                     430,588,650
                                                                    ------------

Oil & Gas (7.00%)
  Chesapeake Energy Corp.* .....................       46,300            454,319
  EVI, Inc.* ...................................    1,651,000        105,973,562
  Hvide Marine, Inc. (Class A)* ................      700,000         23,100,000
  TransCoastal Marine Services, Inc.* ..........       38,700            962,663
                                                                    ------------
                                                                     130,490,544
                                                                    ------------

Retail (9.79%)
  CUC International, Inc. * ....................    2,500,000         73,750,000
  Guitar Center Inc.*  .........................      300,000          6,525,000
  MSC Industrial Direct Co., Inc. (Class A)* ...      560,000         23,310,000
  Seattle Filmworks, Inc.* .....................      675,000          6,750,000
  Starbucks Corp.* .............................    1,750,000         57,750,000
  United Auto Group, Inc.* .....................      687,700         14,011,888
  White Cap Industries, Inc.* ..................       20,300            385,700
                                                                    ------------
                                                                     182,482,588
                                                                    ------------

Telecommunications (2.98%)
  MRV Communications, Inc.* ....................      600,000         17,550,000
  Premiere Technologies, Inc.* .................      823,600         28,002,400
  Yurie Systems, Inc.* .........................      326,900          9,909,156
                                                                    ------------
                                                                      55,461,556
                                                                    ------------

Textile (0.55%)
  Guess ?, Inc.* ...............................    1,200,000         10,200,000
                                                                    ------------
                              TOTAL COMMON STOCK
                           (Cost $1,200,942,651)       (98.31%)    1,831,809,826
                                                      ---------   --------------

                                        INTEREST     PAR VALUE       MARKET
ISSUER, DESCRIPTION                       RATE     (000s OMITTED)     VALUE
-------------------                       ----     --------------     -----

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.04%)
  Investment in a joint repurchase
   agreement transaction with
   Aubrey G. Lanston & Co. -
   Dated 10-31-97, Due
   11-03-97 (Secured by U.S.
   Treasury Notes, 5.00% thru
   9.25% Due 02-28-98
   thru 04-30-02) - Note A .........       5.68%      $56,551       $56,551,000
                                                                  --------------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
    Daily Interest Savings Account
    Current Rate 4.95% ................                                    1,651
                                                                  --------------
   TOTAL SHORT-TERM INVESTMENTS .......                 (3.04%)       56,552,651
                                                      --------    --------------
     TOTAL INVESTMENTS ................               (101.35%)   $1,888,362,477
                                                      ========    ==============

*Non-Income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Special Equities Fund

NOTE A -

ACCOUNTING POLICIES

John Hancock Special Equities Fund (the "Fund") is a diversified open-end management investment company, registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek growth of capital by investing in a diversified portfolio of equity securities consisting primarily of small-capitalization companies and companies in situations offering unusual or non-recurring opportunities.

      The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

      Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $12,225,234 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gains distribution will be made. The carryforward expires October 31, 2004.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

      The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Special Equities Fund

redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other Funds managed by the Advisor in an unsecured line of credit with banks which permit borrowings up to $600 million, collectively. Interest is charged to each Fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at a rate of 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating Funds. The Fund had no borrowing activity for the year ended October 31, 1997.

NOTE B -

MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.85% of the first $250,000,000 of the Fund's average daily net asset value and (b) 0.80% of the Fund's average daily net asset value in excess of $250,000,000.

      DiCarlo, Forbes and St. Pierre Advisors, LLC, (the "subadviser") (DFS) serves as subadviser to the Fund pursuant to a subadvisory agreement with the Fund and the Adviser. The Adviser, not the Fund, pays all subadvisory fees. The Adviser pays DFS an annual fee of 0.25% of the average daily net assets of the Fund.

      The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended October 31,1997 net sales charges received with regard to sales of Class A shares amounted to $3,592,665. Out of this amount, $560,137 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $2,448,195 was paid as sales commissions to unrelated broker-dealers and $584,333 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., ("Sutro"), all of which are broker-dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors and was the indirect sole shareholder until November 29, 1996 of John Hancock Freedom Securities Corporation and its subsidiaries which include Tucker Anthony and Sutro.

      Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended October 31, 1997, contingent deferred sales charges paid to JH Funds amounted to $4,168,513.

      In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

      The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. Class A and Class B shares pay transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses. Class C shares pay a monthly transfer agent fee equivalent of 0.10% of the average daily net assets of the Class C shares of the Fund.

      The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

      Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon, Mr. Michael P. DiCarlo and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The com-

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Special Equities Fund

pensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At October 31, 1997, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $5,514.

NOTE C -

INVESTMENT TRANSACTIONS:

Purchases and proceeds from sales of securities, other then obligations of the U.S. government and its agencies and short-term securities, during the year ended October 31, 1997, aggregated $741,681,962 and $973,305,812, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended October 31, 1997.

      The cost of investments owned at October 31, 1997 (including the joint repurchase agreement) for federal income tax purposes was $1,257,493,651. Gross unrealized appreciation and depreciation of investments aggregated $701,801,141 and $70,933,966, respectively, resulting in net unrealized appreciation of $630,867,175.

NOTE D -

RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 1997, the Fund has reclassified amounts to reflect a decrease in accumulated net investment loss of $28,887,550 and a decrease in capital paid-in of $28,887,550. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1997. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the net investment loss. The calculation of net investment income per share in the financial highlights excludes these adjustments.

================================================================================

                   John Hancock Funds - Special Equities Fund

NOTE E -

TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the period ended October 31, 1997 is set forth below.

                                                                             ACQUISITIONS                   DISPOSITIONS
                                                    BEGINNING        -----------------------------------------------------------
                                                        SHARE          SHARE                           SHARE
AFFILIATE                                              AMOUNT          AMOUNT            COST          AMOUNT            COST
--------------------------------------------------------------------------------------------------------------------------------
America Online, Inc. ..........................       2,000,000             -       $         -         500,000       $8,428,671
Apollo Group, Inc. (Class A) ..................       1,474,000             -                 -       1,474,000       37,383,314
Chesapeake Energy Corp. .......................       2,000,000             -                 -       1,953,700       30,257,118
DSP Communications, Inc. ......................       1,600,000       702,000         7,311,784               -                -
Dura Pharmaceuticals, Inc. ....................         800,000       700,000        29,396,205               -                -
Elan Corp., PLC (ADR) .........................       2,000,000             -                 -               -                -
EVI, Inc.
  (formerly Energy Ventures, Inc.) ............         750,000        75,500         3,780,025               -                -
Evergreen Media Corp. (Class A) ...............       1,077,000             -                 -       1,077,000(4)    31,437,123
Harbinger Corp. ...............................         500,000             -                 -               -                -
Hvide Marine, Inc. (Class A) ..................         700,000             -                 -               -                -
IMNET Systems, Inc. ...........................               -       500,000        15,418,102               -                -
i-Stat Corp. ..................................         570,000             -                 -               -                -
Iron Mountain, Inc. ...........................         500,000             -                 -               -                -
Medic Computer Systems, Inc. ..................         645,000             -                 -         645,000       18,959,299
PMT Services, Inc. ............................       1,200,000             -                 -       1,200,000        7,786,883
PETsMart, Inc. ................................       1,940,000             -                 -       1,940,000       26,169,061
Rainforest Cafe, Inc. .........................         557,000             -                 -         557,000       14,294,860
Technology Solutions Co. ......................         574,250             -                 -         574,250       11,420,569
Transaction Systems Architects,
  Inc. (Class A) ..............................       1,000,000             -                 -       1,000,000       13,205,954
Uniphase Corp. ................................         444,000       208,500        13,458,731               -                -
United Auto Group, Inc. .......................         487,700       200,000         4,809,377               -                -
Universal Health Services, Inc.
  (Class B) ...................................         972,400             -                 -               -                -
Viasoft, Inc. .................................         460,000        80,500         3,582,213         540,500       26,901,547
Wind River Systems ............................         450,000             -                 -               -                -
                                                                                   ------------                     ------------
                                                                                    $73,976,412                     $226,244,399
                                                                                   ============                     ============

                                                          ENDING
                                                          SHARE              REALIZED     DIVIDEND    ENDING
AFFILIATE                                                 AMOUNT            GAIN (LOSS)    INCOME      VALUE
--------------------------------------------------------------------------------------------------------------
America Online, Inc. ..............................     1,500,000(1)        $24,494,179     $ -    $         -
Apollo Group, Inc. (Class A) ......................             -              (123,243)      -              -
Chesapeake Energy Corp. ...........................        46,300(1,2)      (10,435,393)      -              -
DSP Communications, Inc. ..........................     2,302,000(3)                  -       -     42,587,000
Dura Pharmaceuticals, Inc. ........................     1,500,000(1)                  -       -              -
Elan Corp., PLC (ADR) .............................     2,000,000(1)                  -       -              -
EVI, Inc.
  (formerly Energy Ventures, Inc.) ................       825,500(1)                  -       -              -
Evergreen Media Corp. (Class A) ...................             -                     -       -              -
Harbinger Corp. ...................................       750,000(5,1)                -       -              -
Hvide Marine, Inc. (Class A) ......................       700,000                     -       -     23,100,000
IMNET Systems, Inc. ...............................       500,000                     -       -      9,125,000
i-Stat Corp. ......................................       570,000(1)                  -       -              -
Iron Mountain, Inc. ...............................       500,000(1)                  -       -              -
Medic Computer Systems, Inc. ......................             -             3,014,959       -              -
PMT Services, Inc. ................................             -            11,027,391       -              -
PETsMart, Inc. ....................................             -            (2,182,207)      -              -
Rainforest Cafe, Inc. .............................             -            (1,724,279)      -              -
Technology Solutions Co. ..........................             -               911,306       -              -
Transaction Systems Architects,
  Inc. (Class A) ..................................             -            22,819,483       -              -
Uniphase Corp. ....................................       652,500(1)                  -       -              -
United Auto Group, Inc. ...........................       687,700(1)                  -       -              -
Universal Health Services, Inc.
  (Class B) .......................................       972,400(1)                  -       -              -
Viasoft, Inc. .....................................             -            (9,971,176)      -              -
Wind River Systems ................................       675,000(6,1)                -       -              -
                                                                           ------------     ----   -----------
                                                                            $37,831,020     $ -    $74,812,000
                                                                           ============     ====   ===========

(1) As of October 31, 1997, no longer an affiliated issuer.
(2) Reflects two-for-one stock split as of January 2, 1997.
(3) Reflects two-for-one stock split as of December 3, 1996.
(4) Merged with Chancellor Media Corp. effective September 8, 1997.
(5) Reflects three-for-two stock split as of February 3, 1997.
(6) Reflects three-for-two stock split as of March 11, 1997.

================================================================================

                   John Hancock Funds - Special Equities Fund

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of John Hancock Special Equities Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the John Hancock Special Equities Fund (the "Fund"), as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers, and other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Special Equities Fund, at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP

Boston, Massachusetts
December 11, 1997

======================================NOTES=====================================

                   John Hancock Funds - Special Equities Fund

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